EXHIBIT 99.2

Index to Unaudited Pro Forma

Condensed Combined Consolidated Financial Information

PTEK HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET

(IN THOUSANDS, EXCEPT SHARE DATA)

AS OF JUNE 30, 2003

	PTEK Historical	Pro Forma Adjustments		Pro Forma Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$30,453	$(15,356	)(1)	$15,097
Restricted cash, current	1,250			1,250
Marketable securities, available for sale	272			272
Accounts receivable, net	56,694	3,879	(2)	60,573
Prepaid expenses and other	5,708	(600	)(1)
		197	(2)	5,305
Deferred income taxes, net	13,614			13,614

Total current assets	107,991	(11,880)		96,111

PROPERTY AND EQUIPMENT, NET	60,499	2,240	(2)	62,739

OTHER ASSETS
Goodwill	123,066			123,066
Intangibles, net	15,040	11,103	(2)	26,143
Deferred income taxes, net	3,546			3,546
Notes receivable-employees	2,086			2,086
Restricted cash, non-current	3,438			3,438
Other assets	3,227	102	(2)	3,329

	$318,893	$1,565		$320,458

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$32,613	1,269	(2)	$33,882
Accrued taxes	8,160			8,160
Accrued liabilities	30,723	296	(2)	31,019
Current maturities of long-term debt and capital lease obligations	4,002			4,002
Accrued restructuring costs	883			883

Total current liabilities	76,381	1,565		77,946

LONG-TERM LIABILITIES
Convertible subordinated notes	133,000			133,000
Long-term debt and capital lease obligations	1,534			1,534
Other accrued liabilities	10,935			10,935

Total long-term liabilities	145,469			145,469

SHAREHOLDERS’ EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 53,603,148 shares issued and outstanding at June 30, 2003	536			536
Unrealized gain on marketable securities, available for sale	74			74
Additional paid-in capital	581,966			581,966
Unearned restricted stock compensation	(1,256)			(1,256)
Note receivable, shareholder	(5,193)			(5,193)
Cumulative translation adjustment	(2,065)			(2,065)
Accumulated deficit	(477,019)			(477,019)

Total shareholders’ equity	97,043			97,043

	$318,893	$1,565		$320,458

See notes to the unaudited pro forma condensed combined consolidated financial statements.

PTEK HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

FOR THE YEAR ENDED DECEMBER 31, 2002

	PTEK Historical	MediaTel Historical	Pro Forma Adjustments		Pro Forma Combined
REVENUES	$341,253	$23,213			$364,466
COST OF REVENUES (exclusive of depreciation shown separately below)	117,663	7,438			125,101

GROSS MARGIN	223,590	15,775			239,365

OPERATING EXPENSES
Selling and marketing	88,970	6,817			95,787
General and administrative.	55,845	2,321			58,166
Research and development	7,236	1,518			8,754
Depreciation	21,526	1,543			23,069
Amortization	10,876		2,221	(3)	13,097
Restructuring costs	1,834				1,834
Asset impairments	3,202				3,202
Equity based compensation	1,871				1,871
Net legal settlements and related expenses	7,325				7,325

Total operating expenses	198,685	12,199	2,221		213,105

OPERATING INCOME (LOSS)	24,905	3,576	(2,221)		26,260
OTHER (EXPENSE) INCOME
Interest expense	(11,510)				(11,510)
Interest income	1,482	24			1,506
Gain on sale of marketable securities	930				930
Other, net	(8)				(8)

Total other (expense) income	(9,106)	24			(9,082)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	15,799	3,600	(2,221)		17,178
INCOME TAX EXPENSE (BENEFIT)	1,376	1,443	(193	)(4)	2,626

INCOME (LOSS) FROM CONTINUING OPERATIONS	$14,423	$2,157	$(2,028)		$14,552

DISCONTINUED OPERATION:
Loss from operations of Voicecom	(16,172)	—			(16,172)
Income tax benefit	(3,640)	—			(3,640)

Loss on discontinued operations	(12,532)	—			(12,532)

NET INCOME	$1,891	$2,157	$(2,028)		$2,020

BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.27				$0.27
Discontinued operations	(0.23)				(0.23)

Net income	$0.04				$0.04

DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.26				$0.26
Discontinued operations	(0.23)				(0.22)

Net income	$0.03				$0.04

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	53,550				53,550

Diluted	56,262				56,262

See notes to the unaudited pro forma condensed combined consolidated financial statements

PTEK HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

FOR THE SIX MONTHS ENDED JUNE 30, 2003

	PTEK Historical	MediaTel Historical	Pro Forma Adjustments		Pro Forma Combined
REVENUES	$184,071	$11,865			$195,936
COST OF REVENUES (exclusive of depreciation shown separately below)	63,606	3,913			67,519

GROSS MARGIN	120,465	7,952			128,417

OTHER OPERATING EXPENSES:
Selling and marketing	51,109	3,441			54,550
General and administrative	27,044	1,938			28,982
Research and development	4,182	822			5,004
Depreciation	11,273	641			11,914
Amortization	3,415		1,110	(3)	4,525
Equity based compensation	1,125				1,125

Total operating expenses	98,148	6,842	1,110		106,100

OPERATING INCOME	22,317	1,110	(1,110)		22,317

OTHER INCOME (EXPENSE):
Interest, net	(4,821)				(4,821)
Gain on sale of marketable securities	501	4			505
Gain on repurchase of bonds	1,397				1,397
Other, net	407				407

Total other income (expense)	(2,516)	4			(2,512)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	19,801	1,114	(1,110)		19,805
INCOME TAX EXPENSE (BENEFIT)	8,268	452	(463	)(4)	8,257

INCOME (LOSS) FROM CONTINUING OPERATIONS	$11,533	$662	$(647)		$11,548

DISCONTINUED OPERATIONS:
Loss from operations of Voicecom	(132)				(132)
Income tax benefit	(51)				(51)

Loss on discontinued operations	(81)				(81)

NET INCOME (LOSS)	$11,452	$662	$(647)		$11,467

BASIC EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.22				$0.22
Discontinued operations	$(0.00)				$(0.00)

Net income	$0.22				$0.22

DILUTED EARNINGS (LOSS) PER SHARE:
Continuing operations	$0.21				$0.21
Discontinued operations	$(0.00)				$(0.00)

Net income	$0.21				$0.21

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	52,591				52,591

Diluted	54,954				54,954

See notes to the unaudited pro forma condensed combined financial statements

PTEK HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED

CONSOLIDATED FINANCIAL STATEMENTS

Note A.    General

The components of the aggregate purchase price for MediaLinq are as follows (in thousands):

Cash paid at closing	$14,853
Cash held in escrow	503
Transactions costs	600

Total acquisition costs	$15,956

In accordance with SFAS No. 141, “Business Combinations,” the Company has allocated the acquisition costs to the assets and liabilities based upon estimates of fair value as follows (in thousands):

Current assets	$4,076
Property and equipment	2,240
Intangible assets	11,103
Long-term assets	102

Total assets acquired	17,521

Current liabilities	(1,565)

Total liabilities assumed	(1,565)

Net assets acquired	$15,956

The acquired intangibles have an estimated useful life of five years. The intangible assets that make up this amount are developed technology of approximately $1.8 million and customer lists of approximately $9.3 million.

The historical financial information has been derived from the respective historical financial statements of Ptek and MediaTel. The accompanying unaudited pro forma balance sheet information is presented for illustrative purposes assuming the acquisition has occurred on June 30, 2003. The accompanying unaudited pro forma statement of operations data is presented for illustrative purposes assuming the acquisition had occurred as of January 1, 2002 and is not necessarily indicative of the results of operations that would have actually occurred if the combination had been completed as of that date, or of future results of operations of the combined company.

Note B.    Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

The accompanying unaudited pro forma condensed combined consolidated balance sheet assumes the acquisitions occurred as of June 30, 2003 and reflects the following pro forma adjustments:

(1)	To record the cost of acquisition for MediaTel, including approximately $14.9 million in cash paid at closing, $0.5 million held in escrow and $0.6 million in transaction costs.

(2)	To record the allocation of the purchase price for the acquisition to the assets and liabilities acquired (in thousands):

Current assets	$4,076
Property and equipment	2,240
Intangible asset	11,103
Long-term assets	102

Total assets acquired	17,521

Current liabilities	(1,565)

Total liabilities assumed	(1,565)

Net assets acquired	$15,956

Note C.    Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations

The accompanying unaudited pro forma condensed combined consolidated statements of operations have been prepared assuming the acquisition occurred as of January 1, 2002 and reflects the following pro forma adjustments:

(3)	To record the amortization of intangible assets resulting from the allocation of the cost of the acquisition. The acquired intangible assets are being amortized on a straight-line basis over a five-year period.

(4)	To record the estimated tax effect of pro forma adjustments at PTEK’S effective tax rate of 8.7% for the year ended December 31, 2002 and 41.7% for the six months ended June 30, 2003.